                                                                    Exhibit 3.13

                         ARTICLES OF INCORPORATION OF
                         ----------------------------

                        SUMMIT CARE - TEXAS NO. 2, INC.
                        -------------------------------


        The undersigned natural person of the age of eighteen (18) years or more acting as incorporator of a corporation under the Texas Business Corporation Act, hereby adopts the following Articles of Incorporation for the corporation.


                                       I.
        The name of the corporation is Summit Care - Texas - No. 2, Inc.


                                      II.
        The period of its duration is perpetual.


                                     III.
        The purpose for which the corporation is organized is to transact any or all business for which corporations may be incorporated under the Texas Business Corporation.


                                      IV.
        The aggregate number of shares that the corporation shall have authority to issue is one thousand (1000) shares of the no par value stock.


                                      V.
        The corporation will not commence business until it has received for the issuance of its shares consideration of the value of $1,000 consisting of money, labor done, or property actually received.


                                      VI.
        The street address of its initial registered office is 707 West 10th Street, Austin, Texas 78701, and the name of its initial registered agent at such address is Carla J. Cox.

                                     VII.

        The number of Directors constituting the initial Board of Directors is three (3), and the names and addresses of the persons who are to serve as Directors until the first annual meeting of the Shareholders or until their successors are elected and qualified are:

William Pierpoint               1800 Avenue of the Stars, 12th Floor
                                Los Angeles, California 90067

William Scott                   1800 Avenue of the Stars, 12th Floor
                                Los Angeles, California 90067

Darrel Neuenschwander           1800 Avenue of the Stars, 12th Floor
                                Los Angeles, California 90067

                                     VIII.

        The name and address of the Incorporator is:

                                Brian E. Riewe
                             707 West Tenth Street
                              Austin, Texas 78701

        In witness thereof, the undersigned has executed these Articles of Incorporation on June 30, 1986.



                                        /s/ Brian E. Riewe
                                        ---------------------------
                                        Brian E. Riewe

STATE OF TEXAS

COUNTY OF TRAVIS

        I, a Notary Public, do hereby certify that on this 30th day of June, 1986, personally appeared before me, Brian E. Riewe, being by me duly sworn, and declared that she is the person who signed for the foregoing document as incorporator, and that the statements therein contained are true.

        Given under my hand and seal of office, this 30th day of June, 1986.




                                /s/ Melinda Goff
                                ----------------------------------
                                Notary Public, State of Texas


                                /s/ Melinda Goff
                                ----------------------------------
                                Printed Name of Notary

                                My commission expires:  11/1/89
                                ----------------------------------

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES


        BEFORE ME, the undersigned notary public, on this 27th day of June, 1986, personally appeared Darrel Neuenschwander, Secretary of Summit Care - Texas, Inc., a Texas corporation, and being by me duly sworn, executed the foregoing statement in his capacity as officer of said corporation.



                                        /s/ Rochelle Krugler
                                        -------------------------------
                                        Notary Public in and for
OFFICIAL SEAL                           The State of California
ROCHELLE KRUGLER
Notary Public-California
LOS ANGELES COUNTY
                                        /s/  Rochelle Krugler
My Comm. Exp. May 14, 1990              -------------------------------
                                        Printed Name of Notary Public

                                        My commission expires:  5-14-90



BER009-7

                                  CERTIFICATE
                                  -----------

STATE OF CALIFORNIA                   (S)
                                      (S)
COUNTY OF LOS ANGELES                 (S)

     I, Darrel Neuenschwander, Secretary of Summit Care - Texas, Inc., a Texas corporation, do hereby certify that the following resolution was adopted by unanimous written consent of the Board of Directors of the corporation on June 27, 1996.

     RESOLVED, that the corporation give its consent and does hereby give its consent to Summit Care - Texas No. 2, Inc., to incorporate and to transact business in the state of Texas under the name of Summit Care - Texas No. 2, Inc.

     I do further certify that the foregoing resolution has not been modified or rescinded and is still in full force and effect.

     I further certify that the corporation is duly organized, validly existing and in good standing under the laws of the state of Texas, and has all requisite corporate power and requisite consent certificates of authority, licenses, permits, qualifications and documents to own and operate its properties and to carry on its business now being and as proposed to be conducted in the state of Texas.

     I do also certify that the officers of the corporation are as follows:

     President                        William Pierpoint

     Vice President                   William Scott

     Secretary                        Darrel Neuenschwander

     Treasurer                        Darrel Neuenschwander

     EXECUTED this 27th day of June, 1986.
                   ----        ----



                                        /s/ Darrel Neuenschwander
                                        ----------------------------------------
                                        Darrel Neuenschwander, Secretary
STATE OF CALIFORNIA                     *
                                        *
COUNTY OF LOS ANGELES                   *

     BEFORE ME, the undersigned notary public, on this 27th day of June, 1986,
                                                       ----        ----
personally appeared Darrel Neuenschwander, Secretary of Summit Care - Texas, Inc., a Texas corporation, and being by me duly sworn, executed the foregoing statement in his capacity as officer of said corporation.


                                        /s/ Rochelle Krugler
                                        ----------------------------------------
                                        Notary Public in and for
                                        The State of California

[OFFICIAL SEAL ROCHELLE KRUGLER         Rochelle Krugler
   NOTARY PUBLIC-CALIFORNIA             ---------------------------------------
       APPEARS HERE]                    Printed Name of Notary Public

                                        My commission expires: 5-14-90
                                                              -----------------

BER009-7

TO THE SECRETARY           *
                           *
THE STATE OF TEXAS         *


     We, the undersigned, being the duly elected and authorized President and Secretary of Summit Care - Texas, Inc., and pursuant to a resolution passed by the unanimous written consent of the Board of Directors of Summit Care - Texas, Inc., a certified copy of which is attached hereto, hereby give our consent to Summit Care - Texas No. 2, Inc., to incorporate and to transact business in the State of Texas under the name of Summit Care - Texas No. 2, Inc.

                                        SUMMIT CARE - TEXAS, INC.


                                        By: /s/ William Pierpoint
                                           -------------------------------------
                                           William Pierpoint, President

                                        By: /s/ Darrel Neuenschwander
                                           -------------------------------------
                                           Darrel Neuenschwander, Secretary

STATE OF CALIFORNIA        *
                           *
COUNTY OF Los Angeles      *

     BEFORE ME, the undersigned notary public, on this 27th day of June, 1986, personally appeared William Pierpoint, President of Summit Care - Texas, Inc., a Texas corporation, and being by me duly sworn, executed the foregoing statement in his capacity as officer of said corporation.


                                        /s/ Rochelle Krugler
                                        ----------------------------------------
                                        Notary Public in and for
                                        The State of California

[OFFICIAL SEAL ROCHELLE KRUGLER         Rochelle Krugler
   NOTARY PUBLIC-CALIFORNIA             ---------------------------------------
       APPEARS HERE]                    Printed Name of Notary Public

                                        My commission expires: 5-14-90
                                                              -----------------

BER009-7

PROFIT



                                                              FILED
                                                      In the Office of the
                                                   Secretary of State of Texas

                                                           JAN 12 1987

                                                           Clerk II-G
                                                        Corporations Section

                       STATEMENT OF CHANGE OF REGISTERED
                      OFFICE OR REGISTERED AGENT, OR BOTH
                                      BY
                         A DOMESTIC PROFIT CORPORATION


Pursuant to the provisions of the Texas Business Corporation Act, the undersigned corporation, organized under the laws of the State of Texas submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the State of Texas:

1.   The name of the corporation is SUMMIT CARE-TEXAS NO. II, INC.
                                    Charter No. 1002422-0

2. The post office address of its present registered office is 707 West 10th Street, Austin, Texas 78701.

3. The post office address, including street and number, to which its registered office is to be changed is c/o C T Corporation System, 1601 Elm Street, Dallas, Texas 75201.

4.   The name of its present registered agent is Carla J. Cox.

5.   The name of its successor registered agent is C T CORPORATION SYSTEM.

6. The post office address of its registered office and the post office address of the business office of its registered agent, as changed, will be identical.

7.   Such change was authorized by:  (Check one)
       X  A. The Board of Directors
     -----
          B. An officer of the corporation so authorized by the Board of
     -----   Directors.

Dated 3 NOVEMBER, 1986.


                                  /s/ Judd F. Osten
                                  --------------------------------------
                                  An Authorized Officer
                                  Judd F. Osten, Vice President-Legal Affairs

                                                       In the Office of the
                                                    Secretary of State of Texas

                                                          Oct 19 1987

                                                           Clerk I-F
                                                       Corporations Section



                           ASSUMED NAME CERTIFICATE
                  FOR AN INCORPORATED BUSINESS OR PROFESSION

1. The assumed name under which the business or professional service as or is to be conducted or rendered is LAKESIDE CARE CENTER
    _________________________________________________.

2. The name of the incorporated business or profession as stated in its Articles of Incorporation or comparable document is SUMMIT CARE-TEXAS NO. 2, INC. __________________________, and the charter number or certificate of authority number, if any, is ______________.

3. The state, country, or other jurisdiction under the laws of which it was incorporated is Texas, and the address of its registered or similar office in that jurisdiction is 1601 Elm St., Dallas, TX 75201 ___________________.

4. The period, not to exceed ten years, during which the assumed name will be used is 10 Years.

5. The corporation is a (circle one) business corporation, non-profit corporation, professional corporation, professional association or other type of corporation (specify) ___________________________________________, or other type of incorporated business, professional or other association or legal entity (specify) ____________________________________________________.

6. If the corporation is required to maintain a registered office in Texas, the address of the registered office is _______________________________, 1601
    Elm St., Dallas, TX 75201, and the name of its registered agent at such address is C T CORPORATION SYSTEM. The address of the principal office (if not the same as the registered office) is ___________________
    _______________.

7. If the corporation is not required to or does not maintain a registered office in Texas, the office address in Texas is ___________________________ ________________________; and if the corporation is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is ____________________________________________ and the
    office address elsewhere is _______________________________________________
    _____________________________.

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "all" or "all except _______________________________"):


                                                     DALLAS

                                           Judd F. Osten, Vice-President

                                                /s/ Judd F. Osten
                                        ---------------------------------------
                                        Signature of officer, representative or
                                        attorney-in-fact of the corporation

Before me on this 23rd day of September, 1987, personally appeared JUDD F. OSTEN, VICE PRESIDENT and acknowledged to me that he executed the foregoing certificate for the purposes therein expressed.


                                                /s/ Caroline R. Lienau
                                        -------------------------------------
                                        Notary Public Los Angeles County

(Notary seal)

------------------------------          NOTE:  A certificate executed and
       OFFICIAL SEAL                    acknowledged by an attorney-in-fact
    CAROLINE R. LIENAU                  shall include a statement that the
NOTARY PUBLIC - CALIFORNIA              attorney-in-fact has been duly
    LOS ANGELES COUNTY                  authorized in writing by his principal
My comm. expires AUG 17, 1991           to execute and acknowledge the same.
------------------------------

                                                               Filed
                                                        In the Office of the
                                                     Secretary of State of Texas

                                                            OCT. 19 1987

                                                              Clerk I-F
                                                         Corporations Section

                           ASSUMED NAME CERTIFICATE
                  FOR AN INCORPORATED BUSINESS OR PROFESSION


1. The assumed name under which the business or professional service is or is to be conducted or rendered is CORONADO CARE CENTER.
        _____________________________________________.

2. The name of the incorporated business or profession as stated in its Articles of Incorporation or comparable document is SUMMIT CARE-TEXAS No. 2, Inc., and the charter number or certificate of authority number, if any, is_____________________________________.

3. The state, country, or other jurisdiction under the laws of which it was incorporated is Texas, and the address of its registered or similar office in that jurisdiction is 1601 Elm St., Dallas, TX 75201.

4. The period, not to exceed ten years, during which the assumed name will be used is 10 Years.

5. The corporation is a (circle one) business corporation, non-profit corporation, professional corporation, professional association or other type of corporation (specify)__________________________________________, or other type of incorporated business, professional or other association or legal entity (specify)__________________________________.

6. If the corporation is required to maintain a registered office in Texas, the address of the registered office is _____________________________, 1601 Elm St., Dallas, TX 75201, and the name of its registered agent at such address is C T CORPORATION SYSTEM. The address of the principal office (if not the same as the registered office) is __________________________________________________.

7. If the corporation is not required to or does not maintain a registered office in Texas, the office address in Texas is________________________: and if the corporation is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is_________________________________________ and the office address elsewhere is___________________________________________________________.

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "all" except_________________________"):

                                        DALLAS


                                Judd F. Osten, Vice President


                                /s/ Judd F. Osten
                                --------------------------------------
                                Signature of officer, representative or
                                attorney-in-fact of the corporation

        Before me on this 23rd day of September, 1987, personally appeared Judd
        F. Osten, Vice President and acknowledged to me that he executed the foregoing certificate for the purposes therein expressed.



                                   [SIGNATURE APPEARS HERE]
                                   --------------------------------
        (Notary Seal)              Notary Public Los Angeles County


-------------------------------
        OFFICIAL SEAL              NOTE: A certificate executed and acknowledged
      CAROLINE R. LIENAU           by an attorney-in-fact shall include
    NOTARY PUBLIC-CALIFORNIA       a statement that the attorney-in-fact has
      LOS ANGELES COUNTY           been duly authorized in writing by his
My comm. expires: Aug. 17, 1991    principal to execute and acknowledge the
-------------------------------    same.

                                                         In the Office of the
                                                     Secretary of State of Texas
                                                              OCT 19 1987
                                                               Clark I-F
                                                         Corporations Section

                           ASSUMED NAME CERTIFICATE
                  FOR AN INCORPORATED BUSINESS OR PROFESSION



1. The assumed name under which the business or professional service is or is to be conducted or rendered is COLONIAL MANOR CARE CENTER.
                                   --------------------------

2. The name of the incorporated business or profession as stated in its Articles of Incorporation or comparable document is SUMMIT CARE-TEXAS NO. 2,
                                                        ------------------------
    INC., and the charter number or certificate of authority number, if any,
    -----
    is _______________________.

3. The state, country, or other jurisdiction under the laws of which it was incorporated is Texas, and the address of its registered or similar office
                    ------
    in that jurisdiction is 1601 Elm St., Dallas, TX 75201.
                            -------------------------------

4. The period, not to exceed ten years, during which the assumed name will be used is 10 Years.
            ---------

5. The corporation is a (circle one) business corporation, non-profit corporation, professional corporation, professional association or other type of corporation (specify) _______________________________________, or other type of incorporated business, professional or other association or legal entity (specify) _____________________________________.

6. If the corporation is required to maintain a registered office in Texas, the address of the registered office is _________________________, 1601 Elm St.,
                                                                   -------------
    Dallas, TX 75201, and the name of its registered agent at such address is CT
    -----------------                                                         --
    CORPORATION SYSTEM. The address of the principal office (if not the same as
    ------------------
    the registered office) is ___________________________________________.

7. If the corporation is not required to or does not maintain a registered office in Texas the office address in Texas is __________________________, and if the corporation is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is _________________________________ and the office address elsewhere is
    ___________________________________________.

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "all" or "all" except _________________________"):

                                                DALLAS

                                   Judd F. Osten, Vice President


                                   /s/ Judd F. Osten
                                   ---------------------------------------------
                                   Signature of officer, representative or
                                   attorney-in-fact of the corporation


    Before me on this 23rd day of SEPTEMBER, 1987, personally appeared JUDD F. OSTEN, VICE PRESIDENT and acknowledged to me that _he executed the foregoing certificate for the purposes therein expressed.


                                   /s/ Caroline R. Lienau
                                   ---------------------------------------------
    (Notary seal)                  Notary Public Los Angeles County

    [NOTARY SEAL APPEARS HERE]
                                   NOTE: A certificate executed and acknowledged by an attorney-in-fact shall include a statement that the attorney-in-fact has been duly authorized in writing by his principal to execute and acknowledge the same.

                                                       In the Office of the
                                                    Secretary of State of Texas

                                                          Oct 19 1987

                                                           Clerk I-F
                                                       Corporations Section



                           ASSUMED NAME CERTIFICATE
                  FOR AN INCORPORATED BUSINESS OR PROFESSION

1. The assumed name under which the business or professional service as or is to be conducted or rendered is SOUTHWOOD CARE CENTER
    _________________________________________________.

2. The name of the incorporated business or profession as stated in its Articles of Incorporation or comparable document is SUMMIT CARE-TEXAS NO. 2, INC. __________________________, and the charter number or certificate of authority number, if any, is ______________.

3. The state, country, or other jurisdiction under the laws of which it was incorporated is Texas, and the address of its registered or similar office in that jurisdiction is 1601 Elm St., Dallas, TX 75201 ___________________.

4. The period, not to exceed ten years, during which the assumed name will be used is 10 Years.

5. The corporation is a (circle one) business corporation, non-profit corporation, professional corporation, professional association or other type of corporation (specify) ___________________________________________, or other type of incorporated business, professional or other association or legal entity (specify) ____________________________________________________.

6. If the corporation is required to maintain a registered office in Texas, the address of the registered office is _______________________________, 1601
    Elm St., Dallas, TX 75201, and the name of its registered agent at such address is C T CORPORATION SYSTEM. The address of the principal office (if not the same as the registered office) is ___________________
    _______________.

7. If the corporation is not required to or does not maintain a registered office in Texas, the office address in Texas is ___________________________ ________________________; and if the corporation is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is ____________________________________________ and the
    office address elsewhere is _______________________________________________
    _____________________________.

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "all" or "all except _______________________________"):


                                                     DALLAS

                                           Judd F. Osten, Vice-President

                                                /s/ Judd F. Osten
                                        ---------------------------------------
                                        Signature of officer, representative or
                                        attorney-in-fact of the corporation

Before me on this 23rd day of September, 1987, personally appeared JUDD F. OSTEN, VICE PRESIDENT and acknowledged to me that he executed the foregoing certificate for the purposes therein expressed.


                                                /s/ Caroline R. Lienau
                                        -------------------------------------
                                        Notary Public Los Angeles County

(Notary seal)

------------------------------          NOTE:  A certificate executed and
       OFFICIAL SEAL                    acknowledged by an attorney-in-fact
    CAROLINE R. LIENAU                  shall include a statement that the
NOTARY PUBLIC - CALIFORNIA              attorney-in-fact has been duly
    LOS ANGELES COUNTY                  authorized in writing by his principal
My comm. expires AUG 17, 1991           to execute and acknowledge the same.
------------------------------

                                                                FILED
                                                         In the Office of the
                                                     Secretary of State of Texas

                                                             JUL 13 1990

                                                         Corporations Section


To the Secretary of State
  of the State of Texas:


     C T Corporation System, as the registered agent for the domestic and foreign corporations named on the attached list submits the following statement for the purpose of changing the registered office for such corporations, in the State of Texas:


1.   The name of the corporation is      See attached list
                                    --------------------------------------------

2.   The post office address of its present registered office is c/o C T
                                                                 ---------------
     CORPORATION SYSTEM, 1601 ELM STREET, DALLAS, TEXAS 75201
     ---------------------------------------------------------------------------

3.   The post office address to which its registered office is to be changed is

     c/o C T CORPORATION SYSTEM, 350 N. ST. PAUL STREET, DALLAS, TEXAS 75201
     ---------------------------------------------------------------------------

4.   The name of its present registered agent is C T CORPORATION SYSTEM
                                                 -------------------------------

5.   The name of its successor registered agent is C T CORPORATION SYSTEM
                                                   -----------------------------

6. The post office address of its registered office and the post office address of the business office of its registered agent, as changed, will be identical.

7. Notice of this change of address has been given in writing to each corporation named on the attached list 10 days prior to the date of filing of this certificate.



Dated July 2, 1990.



                                                   C T CORPORATION SYSTEM
                                              --------------------------------

                                           By [SIGNATURE APPEARS HERE]
                                              --------------------------------

                                              Its Vice President

                                                              FILED
                                                       In the Office of the
                                                    Secretary of State of Texas

                                                            OCT 23 1991

                                                        Corporations Section




                              ARTICLES OF MERGER

                           OF DOMESTIC CORPORATIONS

                                     INTO

                         SUMMIT CARE-TEXAS NO. 2, INC.


     Pursuant to the provisions of Article 5.04 of the Texas Business Corporation Act, the undersigned corporations adopt the following Articles of Merger for the purpose of merging them into one of such corporations.

     1. The following Plan of Merger was approved by the shareholders of each of the undersigned corporations in the manner prescribed by the Texas Business Corporation Act:

     FIRST: SUMMIT CARE-TEXAS NO. 2, INC., a corporation organized under the laws of the State of Texas, shall merge with and assume the liabilities and obligations of SUMMIT CARE-TEXAS, INC., a corporation organized under the laws of the State of Texas. The name of the surviving corporation is SUMMIT CARE-TEXAS NO. 2, INC.

     SECOND: Since all of the issued and outstanding shares of SUMMIT CARE-TEXAS NO. 2, INC., the surviving corporation, and all of the issued and outstanding shares of SUMMIT CARE-TEXAS, INC., the merging corporation, are owned by SUMMIT CARE CORPORATION, a California corporation, on the effective date of the merger all of the issued and outstanding shares of SUMMIT CARE-

TEXAS, INC., the merging corporation, shall be cancelled and no shares of the surviving corporation shall be issued in exchange therefor.

      THIRD: The Articles of Incorporation of SUMMIT CARE-TEXAS NO. 2, INC., shall be the Articles of Incorporation of the corporation surviving the merger. No changes or amendments shall be made to the Articles of Incorporation because of the merger.

      FOURTH: The by-laws of SUMMIT CARE-TEXAS NO. 2, INC., shall be the by-laws of the corporation surviving the merger.

      FIFTH: the directors and officers of SUMMIT-CARE TEXAS NO. 2, INC., shall be the directors and officers of the corporation surviving the merger and shall serve until their successors are selected.

      SIXTH: The officer of each corporation party to the merger shall be and hereby are authorized to so all acts and things necessary and proper to effect the merger.

      2. As to each of the undersigned corporations, the number of shares outstanding are as follows:

                                     NUMBER OF
                                      SHARES
NAME OF CORPORATION                 OUTSTANDING
-------------------                 -----------

Summit Care-Texas No. 2, Inc.          1,000

Summit Care-Texas, Inc.                1,000

      3. As to each of the undersigned corporations, the total number of shares voted for and against such Plan, respectively, are as follows:

                                       TOTAL             TOTAL
                                       VOTED             VOTED
NAME OF CORPORATION                     FOR              AGAINST
-------------------                    -----             -------

Summit Care-Texas No. 2, Inc.          1,000                0

Summit Care-Texas, Inc.                1,000                0

   Dated September 30, 1991.

                                         SUMMIT CARE-TEXAS NO. 2, INC.


                                      By /s/ Donald J. Amaral
                                         -----------------------------
                                         Donald J. Amaral, President



                                         SUMMIT CARE-TEXAS, INC.



                                      By /s/ Donald J. Amaral
                                         -----------------------------
                                         Donald J. Amaral, President

                   STATEMENT OF ABANDONMENT OF ASSUMED NAME


1. The name of the corporation as stated in its articles of incorporation is Summit Care - Texas No. 2, Inc. and the charter number is 01002422-0.

2.  The assumed name being abandoned is Coronado Care Center.

3. The date on which the assumed name certificate was filed in the office of the secretary of state is October 19, 1987; an assumed name certificate has also been filed in the county clerk's office(s) in the following county or counties: Dallas and Taylor.

4. If the entity is required to maintain a registered office in Texas, the address of the registered office is and the name of its registered agent at such address is CT Corporation, 350 N. St. Paul, Dallas, Texas 75201. The address of the principal office is 2600 W. Magnolia Blvd., Burbank, CA 91505-3130.

5. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A, and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is 13300 Old Blanco Road, Suite 150, San Antonio, Texas 78216, and the office address elsewhere is 2600 W. Magnolia Blvd., Burbank, CA 91505-3130.

                                        SUMMIT CARE-TEXAS, NO. 2, INC.,
                                        a Texas Corporation



                                        By:   /s/ John Farber
                                           -------------------------------
                                              John Farber, Secretary


THE STATE OF CALIFORNIA   (S)(S)
                          (S)(S)
COUNTY OF LOS ANGELES     (S)(S)

    Before me on the 15th of August, 1997, personally appeared John Farber, Secretary of Summit Care - Texas, No. 2, Inc., a Texas corporation, and acknowledged to me that he executed the foregoing certificate for the purposes therein expressed.


                                        /s/ Doris A. Spieker
                                        ----------------------------------
                                        Notary Public, State of California

[NOTARY SEAL APPEARS HERE]              Notary's Name Printed:

                                            Doris A. Spieker
                                        ----------------------------------
                                        My Commission Expires:  5-17-99
                                                              ------------

                                               ---------------------------------
                                                             FILED
                                                      In the Office of the
                                                  Secretary of State of Texas

                                                           AUG 22 1997


                                                       Corporations Section
                                               ---------------------------------



                   STATEMENT OF ABANDONMENT OF ASSUMED NAME


1. The name of the corporation as stated in its articles of incorporation is Summit Care - Texas No. 2, Inc. and the charter number is 010002422-0.

2.  The assumed name being abandoned is Coronado Care Center.

3. The date on which the assumed name certificate was filed in the office of the secretary of state is October 19, 1987; an assumed name certificate has also been filed in the county clerk's office(s) in the following county or counties: Dallas and Taylor.

4. If the entity is required to maintain a registered office in Texas, the address of the registered office is and the name of its registered agent at such address is CT Corporation, 350 N. St. Paul, Dallas, Texas 75201.
    The address of the principal office at 2600 W. Magnolia Blvd., Burbank, CA 91505-3130.

5. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A, and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is 13300 Old Blanco Road, Suite 150, San Antonio, Texas 78216, and the office address elsewhere is 2600 W. Magnolia Blvd., Burbank, CA 91505-3130.

                                 SUMMIT CARE - TEXAS, NO. 2, INC.,
                                 a Texas Corporation


                                 By: /s/ John Farber
                                    ------------------------------------
                                         John Farber, Secretary


116695

THE STATE OF CALIFORNIA    )
                           )
COUNTY OF LOS ANGELES      )


     Before me on the 15th of August, 1997, personally appeared John Farber, Secretary of Summit Care - Texas, No. 2, Inc., a Texas corporation, and acknowledged to me that he executed the foregoing certificate for the purposes therein expressed.

                                 /s/ Doris A. Spieker
                                 ---------------------------------------
                                 Notary Public, State of California
                                 Notary's Name Printed:
                                      Doris A. Spieker
                                 ---------------------------------------
                                 My Commission Expires: 5-17-99

-----------------------------------
        DORIS A. SPIEKER
        COMM. # 1059118
    Notary Public--California
       LOS ANGELES COUNTY
    My Comm. Expires May 17, 1999
-----------------------------------

                                                 -------------------------------
                                                             FILED
                                                      In the Office of the
                                                   Secretary of State of Texas

                                                           AUG 22 1997


                                                       Corporations Section
                                                 -------------------------------


                   STATEMENT OF ABANDONMENT OF ASSUMED NAME


1. The name of the corporation as stated in its articles of incorporation is Summit Care - Texas No. 2, Inc. and the charter number is 01002422-0.

2.  The assumed name being abandoned is Colonial Manor Care Center.

3. The date on which the assumed name certificate was filed in the office of the secretary of state is October 19, 1987; an assumed name certificate has also been filed in the county clerk's office(s) in the following county or counties: Dallas and Comal.

4. If the entity is required to maintain a registered office in Texas, the address of the registered office is and the name of its registered agent at such address is CT Corporation, 350 N. St. Paul, Dallas, Texas 75201. The address of the principal office is 2600 W. Magnolia Blvd., Burbank, CA 91505-3130.

5. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A, and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is 13300 Old Blanco Road, Suite 150, San Antonio, Texas 78216, and the office address elsewhere is 2600 W. Magnolia Blvd., Burbank, CA 91505-3130.

                                       SUMMIT CARE - TEXAS, NO. 2, INC.,
                                       a Texas Corporation


                                       By: /s/ John Farber
                                          -------------------------------
                                               John Farber, Secretary


THE STATE OF CALIFORNIA   )
                          )    ss.
COUNTY OF LOS ANGELES     )


     Before me on the 15th of August, 1997, personally appeared John Farber, Secretary of Summit Care - Texas, No. 2, Inc., a Texas corporation, and acknowledged to me that he executed the foregoing certificate for the purposes therein expressed.

                                             /s/ Doris A. Spieker
                                       --------------------------------------
                                       Notary Public, State of California

                                       Notary's Name Printed:

                                                 DORIS A. SPIEKER
                                       --------------------------------------
                                       My Commission Expires:    5-17-99
                                                             ----------------

---------------------------------------
           DORIS A. SPIEKER
            COMM.# 1059118
       Notary Public -- California
          LOS ANGELES COUNTY
       My Comm. Expire MAY 17, 1999
---------------------------------------

                                                 -------------------------------
                                                             FILED
                                                      In the Office of the
                                                   Secretary of State of Texas

                                                           AUG 22 1997


                                                       Corporations Section
                                                 -------------------------------


                   STATEMENT OF ABANDONMENT OF ASSUMED NAME


1. The name of the corporation as stated in its articles of incorporation is Summit Care - Texas No. 2, Inc. and the charter number is 01002422-0.

2.  The assumed name being abandoned is Southwood Care Center.

3. The date on which the assumed name certificate was filed in the office of the secretary of state is October 19, 1987; an assumed name certificate has also been filed in the county clerk's office(s) in the following county or counties: Dallas and Travis.

4. If the entity is required to maintain a registered office in Texas, the address of the registered office is and the name of its registered agent at such address is CT Corporation, 350 N. St. Paul, Dallas, Texas 75201. The address of the principal office is 2600 W. Magnolia Blvd., Burbank, CA 91505-3130.

5. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A, and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is 13300 Old Blanco Road, Suite 150, San Antonio, Texas 78216, and the office address elsewhere is 2600 W. Magnolia Blvd., Burbank, CA 91505-3130.

                                       SUMMIT CARE - TEXAS, NO. 2, INC.,
                                       a Texas Corporation


                                       By: /s/ John Farber
                                          -------------------------------
                                               John Farber, Secretary


THE STATE OF CALIFORNIA   )
                          )    ss.
COUNTY OF LOS ANGELES     )


     Before me on the 15th of August, 1997, personally appeared John Farber, Secretary of Summit Care - Texas, No. 2, Inc., a Texas corporation, and acknowledged to me that he executed the foregoing certificate for the purposes therein expressed.

                                             /s/ Doris A. Spieker
                                       --------------------------------------
                                       Notary Public, State of California

                                       Notary's Name Printed:

                                                 DORIS A. SPIEKER
                                       --------------------------------------
                                       My Commission Expires:     5-17-99
                                                             ----------------

---------------------------------------
           DORIS A. SPIEKER
            COMM.# 1059118
       Notary Public -- California
          LOS ANGELES COUNTY
       My Comm. Expire MAY 17, 1999
---------------------------------------